Exhibit 10.4

LaSalle Business Credit, LLC                               Member ABN AMRO Group


135 South LaSalle Street
Suite 425
Chicago, Illinois  60603
(312) 904-8490

March 25, 2003


The Singing Machine Company, Inc.
6601 Lyons Road
Suite A-7
Coconut Creek, Florida  33073

           Re:  Ninth Amendment

Gentlemen:

         The Singing Machine Company, Inc., a Delaware corporation ("Borrower") and LaSalle Business Credit, LLC, a Delware limited liability company ("Lender")have entered into that certain Loan and Security Agreement dated April 26, 2001 (the "Security Agreement"). From time to time thereafter, Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrower and Lender now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The Agreement hereby is amended as follows:

         (a) Exhibit B to the Agreement is amended and restated as the Third Amended and Restated Exhibit B as attached hereto and made a part hereof.

         2. This Amendment shall not become effective until fully executed by all parties hereto.

         3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

LaSalle Business Credit, LLC                               Member ABN AMRO Group


The Singing Machine Company, Inc.
March 25, 2003
Page 2


                                             LASALLE BUSINESS CREDIT, LLC, A
                                             DELAWARE LIMITED LIABILITY COMAPANY

                                             By    /s/ Thomas Hirsh
                                                --------------------------------
                                                Title: 1st VP/Counsel

ACKNOWLEDGED AND AGREED TO
this 25th day of March, 2003.

The Singing Machine Company, Inc.

By /s/ John F. Klecha
-----------------------
John F. Klecha

Title President/Secretary



THIRD AMENDED AND RESTATED
EXHIBIT B - BUSINESS AND COLLATERAL LOCATIONS
---------------------------------------------

         Attached to and made a part of that certain Loan and Security Agreement as it may be amended in accordance with its terms from time to time, including all exhibits attached thereto (the "Agreement") dated April 26, 2001 between THE SINGING MACHNE COMPANY, INC. ("Borrower") and LASALLE BUSINESS CREDIT LLC, A DELAWARE LIMITED LIABILITY COMPANY, SUCCESSOR BY MERGER TO LASALLE BUSINESS CREDIT, INC. ("Lender").

A. Borrower's Business Locations (please indicate which location is the principle place of business and at which locations originals and all copies of Borrower's books, records and accounts are kept).

1.  6601 Lyons Road
    Suite A-7                  (including Suite A-6 and Suite A-8)
    Coconut Creek, Florida  33073
    (leased location/principal place of business)

B. Other locations of Collateral (including, without limiitation, warehouse locations, processing locations, consignment locations) and all post office boxes of Borrower. Please indicate the relationship of such location to Borrower (i.e. public warehouse, processor, etc.).

1.  Mirror Tower                              2.  c/o El Mar Plastics
    61 Mody Road                                  840 Walnut Street
    Tsimshatsui East                              Carson City, California  90746
    Units 2 and 3 of the Lower One Floor          (public warehoue location)
    Kowloon, Hong Kong
    (bailed equipment location of subsidiary)

3.  c/o Hanmi Express Corp.                   4.  c/o Hanmi Express Corp.
    623 East Walnut Street                        969 East Sandhill
    Carson City, California  90746                Carson City, California  90746
    (public warehouse location)                   (public warehouse location)

5.  303 West Artesia Blvd.                    6.  1975 Charles Willard Street
    Compton, California  90220                    Los Angeles, California
    (leased location)                             (leased location)

7.  Ocean Centre
    5 Canton Rd, Suite 1210
    TST
    Hong Kong
    (lease office space)

THIRD AMENDED AND RESTATED
EXHIBIT B - BUSINESS AND COLLATERAL LOCATIONS
---------------------------------------------
PAGE 2


C.  Bank Accounts of Borrower:

Bank (with address)              Account Number        Type of Account

1.  Republic Securities          0323002325            Operating I Account
    7400 West Camino Real Drive
    Boca Raton, FL  33433

2.  Republic Securities Bank     0323002323            Payroll Account
    7400 West Camino Real Drive
    Boca Raton, FL  33433






                                                    Borrower's Initials: /s/ JK
                                                                        --------
                                                    Officer's Initials: /s/ TH
                                                                        --------